UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2023

THE CLOROX COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-07151 (Commission File Number)	31-0595760 (I.R.S. Employer Identification No.)

1221 Broadway, Oakland, California 94612-1888
(Address of principal executive offices)    (Zip code)

(510) 271-7000
(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $1.00 par value	CLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	On November 15, 2023, The Clorox Company (the “Company”) held its virtual annual meeting of shareholders.
(b)	The shareholders (1) elected all of the Company’s nominees for director; (2) approved the compensation of the Company’s named executive officers on an advisory basis; (3) indicated their preference that future advisory votes on the Company’s executive compensation be held annually; and (4) ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024.
(c)	The final voting results on each of the matters submitted to a vote are as follows:
1.	Election of Directors:
	Number of Votes
	For	Against	Abstain	Broker Non-Votes
Amy L. Banse	85,080,070	944,899	243,529	18,117,979
Julia Denman	85,552,621	483,114	232,764	18,117,979
Spencer C. Fleischer	85,140,510	781,237	346,750	18,117,979
Esther Lee	85,112,848	931,708	223,942	18,117,979
A.D. David Mackay	85,410,850	599,483	258,165	18,117,979
Paul Parker	85,495,172	512,770	260,555	18,117,979
Stephanie Plaines	85,465,490	568,232	234,776	18,117,979
Linda Rendle	85,410,266	633,141	225,090	18,117,979
Matthew J. Shattock	83,736,272	2,290,573	241,653	18,117,979
Kathryn Tesija	85,320,272	710,570	237,076	18,117,979
Russell J. Weiner	85,417,730	604,581	244,587	18,117,979
Christopher J. Williams	84,869,044	1,083,890	315,563	18,117,979
2.	Advisory Vote on the Approval of Named Executive Officers Compensation:
Number of Votes
For	Against	Abstain	Broker Non-Votes
80,442,142	5,304,739	521,616	18,117,979
3.	Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Compensation:
Number of Votes
One Year	Two Years	Three Years	Abstain	Broker Non-Votes
84,325,421	189,088	1,408,855	345,134	18,117,979

In accordance with the voting results of proposal 3 above, the Company has determined that it will hold future non-binding advisory votes on named executive officers’ compensation on an annual basis.
4.	Ratification of the selection of Ernst & Young LLP as the Company’s independent auditor for 2024.
Number of Votes
For	Against	Abstain	Broker Non-Votes
100,088,352	4,036,422	261,703	0

Item 8.01 Other Events.

On November 16, 2023, the Company issued a press release announcing that the Company’s chief executive officer and director, Linda Rendle, has been appointed chair of the Company’s board of directors, effective January 1, 2024. Matthew J. Shattock, who currently serves as independent chair of the board of directors, will transition to serve as lead independent director of the board of directors, effective January 1, 2024. Shattock will continue to serve as independent chair of the board of directors until Rendle’s appointment becomes effective. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

See the Exhibit Index below.

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated November 16, 2023 of The Clorox Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CLOROX COMPANY

Date: November 16, 2023	By:	/s/ Angela Hilt
Angela Hilt
Executive Vice President – Chief Legal Officer

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